EXHIBIT 10.1
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                   AMENDMENT NO. 2 TO THE TREY RESOURCES, INC.
     AMENDED AND RESTATED 2004 DIRECTORS' AND OFFICERS' STOCK INCENTIVE PLAN




The Board of Directors through unanimous written consent on April 5, 2005 amended the Trey Resources Amended and Restated 2004 Directors' and Officers' Stock Incentive Plan (the "Plan") by deleting the reference to "8,300,000 shares of the Company Class A, Common Stock, par value $.00001" in Section 5 of the Plan and replacing it with "12 million shares of the Company Class A, Common Stock, par value $.00001".